EXHIBIT 17

                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                          /s/ Daniel J. Fuss
                                                              Daniel J. Fuss


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                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                          /s/ Mark W. Holland
                                                              Mark W. Holland

                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                          /s/ Michael T. Murray
                                                              Michael T. Murray

                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                     /s/ Terry R. Lautenbach
                                                         Terry R. Lautenbach

                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                          /s/ Earl W. Foell
                                                              Earl W. Foell

                                POWER OF ATTORNEY

         The undersigned hereby constitutes Daniel J. Fuss and Mark W. Holland, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in the capacity indicated below, any and all registration statements of Loomis Sayles Funds, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Loomis Sayles Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 22nd day of January, 1996.

                                                          /s/ Richard S. Holway
                                                              Richard S. Holway

3108415.01